Semiannual Report June 30, 2002

Total Return Portfolio
A Series of Panorama Series Fund, Inc.




                                     [LOGO OMITTED]
                                     OPPENHEIMERFUNDS[REGISTRATION MARK]
                                     The Right Way to Invest

TOTAL RETURN PORTFOLIO


================================================================================
OBJECTIVE
PANORAMA SERIES FUND, INC. -- TOTAL RETURN PORTFOLIO seeks to maximize total investment return (including both capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments according to changing market conditions.

================================================================================
NARRATIVE BY PORTFOLIO MANAGEMENT TEAM
The six-month period that ended June 30, 2002 proved to be a continuation of the overall volatility that plagued the markets in the closing months of 2001, with the Portfolio producing a cumulative total return of -8.85% at Net Asset Value.(1) This performance was better than that of the Portfolio's primary benchmark, the S&P 500 Index, which returned -13.15% for the same period. Given the considerable stock price fluctuations and rapidly shifting market conditions during the past six months, we are generally satisfied with the Portfolio's performance, and in particular, the fact that performance edged out that of the benchmark.

   In the beginning of the period, choppy market conditions, as well as investors' continuing concerns regarding corporate balance sheets and analysts' recommendations, drove many stock prices lower. Not surprisingly, cyclical industries, such as technology and capital goods, which tend to be more sensitive to economic and market movements, suffered the most. Conversely, those more "defensive" industries fared comparatively well, particularly energy, which benefited from higher oil and gas prices worldwide, and health care, due largely to improving fundamentals.

   On a more optimistic note, signs of a muted, yet persistent economic recovery marched on. Economists continually revised their forecasts for U.S. GDP (Gross Domestic Product) growth for 2002, with expectations for growth climbing to the 3-4% range. However, despite encouraging factors such as continued improvement in productivity in the U.S., which bodes well for future economic growth, a more fundamental question persisted regarding corporate profits, where a steady and solid rebound remains to be seen.

   We believe that our individual stock selection, as well as our active management of the Portfolio's exposure to various industry sectors versus the benchmark, were key determinants of our satisfactory performance. For example, our decision to underweight exposure to capital goods stocks, particularly those issued by companies in the electrical equipment industry, benefited performance. These issues generally performed poorly this period. However, we are pleased the Portfolio's electrical equipment stocks outperformed those in the benchmark (which were down 18%).

   Performance also benefited from our strong individual stock selection in energy and integrated oils. In general, we overweighted the Portfolio's exposure to these issues, which helped, as did our overweighted position in Royal Dutch Petroleum Co., in particular, which substantially boosted performance, as this stock performed strongly throughout the period. Likewise, the Portfolio's Exxon Mobil Corp. holdings also performed well, supporting performance.




1. Total returns include changes in net asset value per share but do not include the charges associated with the separate account products which offer this Portfolio. Such performance would have been lower if such charges were taken into account, and can be provided by the separate account product sponsor.




2  TOTAL RETURN PORTFOLIO

   Detracting from performance this period was our slight overweight in telephone and gas and water utilities stocks. These proved to be most detrimental to performance in terms of variance, and performed poorly on a total return basis as well. Similarly, technology once again proved to be a difficult place to reap returns. The sector at large was down approximately 20% at the end of the period, so we are pleased to report that we underweighted our exposure to tech overall. However, even our reduced exposure versus the benchmark hurt our returns, albeit less than it affected returns for the S&P 500.

   In terms of our fixed-income holdings, mortgage-related agency debt securities, particularly FNMA (Fannie Mae) debt, aided the Portfolio through their generally good price performance and yield advantage over Treasury securities of comparable maturities.

   From a broader perspective, we believe adhering to our disciplined investment strategy proved to enable us to weather these formidable conditions. Our strategy employs time-tested valuation techniques and models to rank stocks within our benchmark, based on their relative attractiveness. We attempt to manage risk by selectively overweighting the most promising holdings, and underweighting or selling the least attractive. Additionally, we attempt to minimize risk through broad diversification of the Portfolio's holdings, by maintaining sector weights similar to those of the benchmark. We continued to support the Portfolio's objective by maintaining exposure to high-quality government and corporate debt securities, with exposure to high-yield corporate bonds.

   Looking ahead, as we remain strictly focused on fundamental analysis and individual stock selection, we will continue our focus on criteria including healthy balance sheets, revenue and earnings strength, and sound financial health. We intend to maintain a similar sector exposure to our benchmark, while adding value through active management. More specifically, we are developing our valuation tools in response to investors' concerns about corporate balance sheets and accounting practices. We have implemented a type of insider trading research model that considers buying and selling patterns of a company's insiders in the recent past. Purchases of a company's stock are favored while sales are not. We are hopeful that by integrating this approach into our existing systematic process, it will further refine our ability to perform thorough, fundamental analysis and ultimately, enhance our stock selection process.

   This unwavering commitment to a disciplined investment strategy and to the highest standards of research has proven to bode well for our investors over the years, and should serve us well in the coming months. This is what helps make Total Return Portfolio part of The Right Way to Invest.





IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, THE PORTFOLIO'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN.

The Portfolio's portfolio is subject to change. The Portfolio's investment strategy and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

SHARES OF PANORAMA SERIES FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.





3  TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  June 30, 2002 / Unaudited


                                                               MARKET VALUE
                                                   SHARES        SEE NOTE 1
=============================================================================
COMMON STOCKS--59.7%
-----------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.1%
-----------------------------------------------------------------------------
AUTO COMPONENTS--1.0%
Dana Corp.                                         47,200      $    874,616
Delphi Corp.                                       72,500           957,000
Johnson Controls, Inc.                             21,500         1,754,615
                                                               --------------
                                                                  3,586,231
-----------------------------------------------------------------------------
AUTOMOBILES--0.9%
General Motors Corp.                               65,900         3,522,355
-----------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.7%
Marriott International, Inc., Cl. A                63,900         2,431,395
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Whirlpool Corp.                                    20,000         1,307,200
-----------------------------------------------------------------------------
MEDIA--2.3%
AOL Time Warner, Inc.(1)                          255,300         3,755,463
Comcast Corp., Cl. A Special(1)                   102,700         2,448,368
Knight-Ridder, Inc.                                23,800         1,498,210
Viacom, Inc., Cl. B(1)                             20,300           900,711
                                                               --------------
                                                                  8,602,752
-----------------------------------------------------------------------------
MULTILINE RETAIL--2.0%
Federated Department Stores, Inc.(1)               25,600         1,016,320
Nordstrom, Inc.                                    37,900           858,435
Sears Roebuck & Co.                                53,900         2,926,770
Target Corp.                                       51,300         1,954,530
Wal-Mart Stores, Inc.                              13,500           742,635
                                                               --------------
                                                                  7,498,690
-----------------------------------------------------------------------------
SPECIALTY RETAIL--1.5%
Best Buy Co., Inc.(1)                              29,600         1,074,480
Home Depot, Inc.                                   99,100         3,639,943
Staples, Inc.(1)                                   50,000           985,000
                                                               --------------
                                                                  5,699,423
-----------------------------------------------------------------------------
TEXTILES & APPAREL--0.3%
Nike, Inc., Cl. B                                  23,500         1,260,775
-----------------------------------------------------------------------------
CONSUMER STAPLES--4.2%
-----------------------------------------------------------------------------
BEVERAGES--0.8%
PepsiCo, Inc.                                      66,300         3,195,660
-----------------------------------------------------------------------------
FOOD & DRUG RETAILING--0.6%
Safeway, Inc.(1)                                   75,800         2,212,602
-----------------------------------------------------------------------------
FOOD PRODUCTS--0.7%
Unilever NV, NY Shares                             40,400         2,617,920
-----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%
Colgate-Palmolive Co.                              37,800         1,891,890
Procter & Gamble Corp. (The)                       40,000         3,572,000

                                                               --------------
                                                                  5,463,890




                                                               MARKET VALUE
                                                   SHARES        SEE NOTE 1
-----------------------------------------------------------------------------
PERSONAL PRODUCTS--0.6%
Gillette Co.                                       65,500      $  2,218,485
-----------------------------------------------------------------------------
ENERGY--6.8%
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.8%
Transocean, Inc.                                   72,300         2,252,145
Williams Cos., Inc. (The)                         108,700           651,113
                                                               --------------
                                                                  2,903,258
-----------------------------------------------------------------------------
OIL & GAS--6.0%
Amerada Hess Corp.                                 15,800         1,303,500
Anadarko Petroleum Corp.                           10,900           537,370
Apache Corp.                                       34,210         1,966,391
ChevronTexaco Corp.                                26,700         2,362,950
Exxon Mobil Corp.                                 187,200         7,660,224
Marathon Oil Corp.                                 89,000         2,413,680
Royal Dutch Petroleum Co.,
   NY Shares                                      109,400         6,046,538
                                                               --------------
                                                                 22,290,653
-----------------------------------------------------------------------------
FINANCIALS--14.0%
-----------------------------------------------------------------------------
BANKS--3.3%
Bank of America Corp.                              29,500         2,075,620
BB&T Corp.                                         87,400         3,373,640
FleetBoston Financial Corp.                        44,700         1,446,045
Marshall & Ilsley Corp.                            54,200         1,676,406
SouthTrust Corp.                                   55,300         1,444,436
Synovus Financial Corp.                            50,000         1,376,000
Wells Fargo Co.                                    15,800           790,948
                                                               --------------
                                                                 12,183,095
-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--6.1%
Citigroup, Inc.                                   269,400        10,439,250
Countrywide Credit Industries, Inc.                24,000         1,158,000
Household International, Inc.                      49,100         2,440,270
MBNA Corp.                                         63,600         2,103,252
Merrill Lynch & Co., Inc.                         103,600         4,195,800
Morgan Stanley                                     53,400         2,300,472
                                                               --------------
                                                                 22,637,044
-----------------------------------------------------------------------------
INSURANCE--4.0%
American International Group, Inc.                 62,400         4,257,552
Aon Corp.                                          63,900         1,883,772
Jefferson-Pilot Corp.                              32,000         1,504,000
Lincoln National Corp.                             50,700         2,129,400
MGIC Investment Corp.                              17,900         1,213,620
Torchmark Corp.                                    37,300         1,424,860
XL Capital Ltd., Cl. A                             29,700         2,515,590
                                                               --------------
                                                                 14,928,794
-----------------------------------------------------------------------------
REAL ESTATE--0.6%
Equity Office Properties Trust                     82,800         2,492,280




4  TOTAL RETURN PORTFOLIO

                                                               MARKET VALUE
                                                   SHARES        SEE NOTE 1
-----------------------------------------------------------------------------
HEALTH CARE--3.7%
-----------------------------------------------------------------------------
BIOTECHNOLOGY--0.7%
Medimmune, Inc.(1)                                  1,100      $     29,040
Wyeth                                              54,000         2,764,800
                                                               --------------
                                                                  2,793,840
-----------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--1.4%
Aetna, Inc.                                        12,000           575,640
Cigna Corp.                                        23,400         2,279,628
UnitedHealth Group, Inc.                           25,700         2,352,835
                                                               --------------
                                                                  5,208,103
-----------------------------------------------------------------------------
PHARMACEUTICALS--1.6%
Merck & Co., Inc.                                  17,700           896,328
Pfizer, Inc.                                      141,875         4,965,625
                                                               --------------
                                                                  5,861,953
-----------------------------------------------------------------------------
INDUSTRIALS--5.3%
-----------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%
Honeywell International, Inc.                     110,900         3,907,007
-----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.1%
Donnelley (R.R.) & Sons Co.                        34,300           944,965
First Data Corp.                                   57,200         2,127,840
H&R Block, Inc.                                    23,400         1,079,910
                                                               --------------
                                                                  4,152,715
-----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.4%
Emerson Electric Co.                               30,300         1,621,353
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.2%
3M Co.                                             18,100         2,226,300
General Electric Co.                              211,500         6,144,075
                                                               --------------
                                                                  8,370,375
-----------------------------------------------------------------------------
MACHINERY--0.5%
Danaher Corp.                                      25,300         1,678,655
-----------------------------------------------------------------------------
INFORMATION TECHNOLOGY--6.7%
-----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.7%
Avaya, Inc.(1)                                     41,300           204,435
Motorola, Inc.                                    129,400         1,865,948
Nortel Networks Corp.(1)                          412,900           598,705
                                                               --------------
                                                                  2,669,088
-----------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.6%
Hewlett-Packard Co.                               101,300         1,547,864
International Business Machines Corp.              33,100         2,383,200
Lexmark International, Inc., Cl. A(1)              17,800           968,320
NCR Corp.(1)                                       34,000         1,176,400
                                                               --------------
                                                                  6,075,784
-----------------------------------------------------------------------------
IT CONSULTING & SERVICES--1.2%
Computer Sciences Corp.(1)                         40,800         1,950,240




                                                               MARKET VALUE
                                                   SHARES        SEE NOTE 1
-----------------------------------------------------------------------------
Electronic Data Systems Corp.                      44,400      $  1,649,460
Unisys Corp.(1)                                   106,700           960,300
                                                               --------------
                                                                  4,560,000
-----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--1.1%
Intel Corp.                                       100,700         1,839,789
Linear Technology Corp.                            32,300         1,015,189
Maxim Integrated Products, Inc.(1)                 28,400         1,088,572
                                                               --------------
                                                                  3,943,550
-----------------------------------------------------------------------------
SOFTWARE--2.1%
Computer Associates
   International, Inc.                            118,700         1,886,143
Intuit, Inc.(1)                                    20,200         1,004,344
Microsoft Corp.(1)                                 87,100         4,764,370
                                                               --------------
                                                                  7,654,857
-----------------------------------------------------------------------------
MATERIALS--3.2%
-----------------------------------------------------------------------------
CHEMICALS--2.0%
Dow Chemical Co.                                   56,800         1,952,784
Du Pont (E.I.) de Nemours & Co.                    78,500         3,485,400
Rohm & Haas Co.                                    44,900         1,818,001
                                                               --------------
                                                                  7,256,185
-----------------------------------------------------------------------------
METALS & MINING--0.4%
Alcoa, Inc.                                        45,300         1,501,695
Placer Dome, Inc.                                   8,500            95,285
                                                               --------------
                                                                  1,596,980
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.8%
International Paper Co.                            65,000         2,832,700
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.0%
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.0%
CenturyTel, Inc.                                   27,300           805,350
SBC Communications, Inc.                           70,600         2,153,300
Sprint Corp. (Fon Group)                          156,600         1,661,526
Verizon Communications, Inc.                      165,400         6,640,810
                                                               --------------
                                                                 11,260,986
-----------------------------------------------------------------------------
UTILITIES--3.7%
-----------------------------------------------------------------------------
ELECTRIC UTILITIES--3.3%
Allegheny Energy, Inc.                             32,400           834,300
American Electric Power Co., Inc.                  48,200         1,928,964
CMS Energy Corp.                                   41,500           455,670
DTE Energy Co.                                     47,400         2,115,936
Duke Energy Corp.                                  25,300           786,830
Mirant Corp.(1)                                    87,900           641,670
Progress Energy, Inc.                              27,500         1,430,275
Reliant Energy, Inc.                               62,500         1,056,250
TXU Corp.                                          23,000         1,185,650
Xcel Energy, Inc.                                 102,900         1,725,633
                                                               --------------
                                                                 12,161,178




5  TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                               MARKET VALUE
                                                   SHARES        SEE NOTE 1
-----------------------------------------------------------------------------
GAS UTILITIES--0.4%
Sempra Energy                                      62,600      $  1,385,338
                                                               --------------
Total Common Stocks (Cost $268,340,891)                         222,043,149


                                                PRINCIPAL
                                                   AMOUNT
=============================================================================
ASSET-BACKED SECURITIES--1.6%
Litigation Settlement Monetized Fee
   Trust, Asset-Backed Certificates,
   Series 2001-1A, Cl. A1, 8.33%,
   4/25/31(2)                                  $1,812,850         1,939,749
Norse CBO Ltd., Collateralized
   Bond Obligations, Series 1A,
   Cl. A3, 6.515%, 8/13/10(2)                   3,843,665         3,858,079

                                                               --------------
Total Asset-Backed Securities (Cost $5,655,823)                   5,797,828

=============================================================================
MORTGAGE-BACKED OBLIGATIONS--5.9%
Asset Securitization Corp., Commercial
   Mtg. Pass-Through Certificates:
   Series 1996-D2, Cl. A3, 7.52%,
   2/14/29(3)                                   3,000,000         3,030,000
Federal National Mortgage Assn.:
   6.50%, 4/1/24                                1,250,309         1,281,513
   7%, 2/25/22                                  3,085,448         3,241,633
   7.50%, 5/1/07 - 12/1/08                        405,678           431,592
   8%, 3/1/17 - 6/1/17                             90,232            97,199
Federal National Mortgage Assn.,
   Gtd. Real Estate Mtg. Investment
   Conduit Pass-Through Certificates,
   Interest-Only Stripped Mtg.-
   Backed Security, Trust 1993-223,
   Cl. PM, 6.50%, 10/25/23(2,4)                 1,765,274           198,394
GE Capital Mortgage Services, Inc.,
   Collateralized Mtg. Obligations,
   Series 1999-2, Cl. A3, 6.50%,
   4/25/29                                      2,500,000         2,538,275
Government National Mortgage Assn.:
   7%, 11/15/08                                   816,504           860,377
   7.50%, 1/15/09 - 6/15/24                     1,877,442         2,000,380
   8%, 5/15/17                                    317,204           343,370
Norwest Asset Securities Corp.,
   Collateralized Mtg. Obligations,
   Mtg. Pass-Through Certificates:
   Series 1999-16, Cl. A3, 6%, 6/25/29          2,000,000         2,063,120
   Series 1999-18, Cl. A2, 6%, 7/25/29          4,000,000         4,121,240




                                                PRINCIPAL      MARKET VALUE
                                                   AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------
Residential Funding Mortgage
   Securities I, Inc., Mtg. Pass-Through
   Certificates, Series 1998-S4,
   Cl. M1, 6.50%, 2/25/13                      $1,682,614      $  1,737,821
                                                               --------------
Total Mortgage-Backed Obligations (Cost $20,769,586)             21,944,914

=============================================================================
U.S. GOVERNMENT OBLIGATIONS--3.5%
U.S. Treasury Bonds:
   4.875%, 2/15/12                              7,005,000         7,033,461
   5.375%, 2/15/31                              1,195,000         1,170,541
U.S. Treasury Nts.:
   3.625%, 3/31/04                              1,700,000         1,726,814
   4.50%, 5/15/07                               3,070,000         3,113,173
                                                               --------------
Total U.S. Government Obligations (Cost $12,942,640)             13,043,989

=============================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--24.7%
-----------------------------------------------------------------------------
CONSUMER DISCRETIONARY--2.7%
-----------------------------------------------------------------------------
AUTOMOBILES--0.2%
DaimlerChrysler NA Holding Corp.:
   8% Nts., 6/15/10                               600,000           653,079
   8.50% Nts., 1/18/31                            180,000           199,564
                                                                -------------
                                                                     852,643
-----------------------------------------------------------------------------
DISTRIBUTORS--0.2%
Scotia Pacific Co. LLC, 7.71% Sec. Nts.,
   Series B, Cl. A-3, 1/20/14                   1,100,000           819,852
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.1%
Interface, Inc., 7.30% Sr. Nts., 4/1/08         2,000,000         1,840,000
Pulte Corp., 8.125% Sr. Unsec.
   Nts., 3/1/11                                 2,000,000         2,110,142
                                                               --------------
                                                                  3,950,142
-----------------------------------------------------------------------------
MEDIA--1.2%
AOL Time Warner, Inc.,
   6.875% Nts., 5/1/12                          2,100,000         1,940,072
TCI Communications, Inc.,
   9.80% Sr. Unsec. Debs., 2/1/12               2,365,000         2,578,806
                                                               --------------
                                                                  4,518,878
-----------------------------------------------------------------------------
CONSUMER STAPLES--1.1%
-----------------------------------------------------------------------------
FOOD & DRUG RETAILING--1.1%
Albertson's, Inc., 7.45% Unsec. Debs.,
   8/1/29                                       2,000,000         2,084,750
Kroger Co. (The), 6.75% Nts.,
   4/15/12                                      1,900,000         1,970,551
                                                               --------------
                                                                  4,055,301




6  TOTAL RETURN PORTFOLIO

                                                PRINCIPAL      MARKET VALUE
                                                   AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------
ENERGY--0.6%
-----------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.6%
Colorado Interstate Gas Corp.,
   10% Sr. Debs., 6/15/05                      $  455,000      $    495,803
Williams Cos., Inc. (The), 8.125%
   Unsec. Nts., 3/15/12(5)                      2,000,000         1,680,092
                                                               --------------
                                                                  2,175,895
-----------------------------------------------------------------------------
FINANCIALS--10.3%
-----------------------------------------------------------------------------
BANKS--1.1%
Bank of America Corp., 7.40% Jr.
   Unsec. Sub. Nts., 1/15/11                      445,000           488,144
Socgen Real Estate LLC, 7.64%
   Bonds, 12/29/49(5)                           3,200,000         3,434,841
                                                               --------------
                                                                  3,922,985

-----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS--6.9%
CIT Group, Inc., 7.75% Sr. Unsec.
   Unsub. Nts., 4/2/12                          1,150,000         1,133,997
Citigroup, Inc.:
   6.625% Unsec. Sub. Nts., 6/15/32             1,320,000         1,280,223
   7.25% Sub. Nts., 10/1/10                       600,000           654,118
Dime Bancorp, Inc., 9.33% Capital
   Securities, Series A, 5/6/27                 2,000,000         2,217,140
Finova Group, Inc. (The), 7.50%
   Nts., 11/15/09                                 969,000           324,615
Ford Motor Credit Co., 6.875%
   Nts., 2/1/06                                   870,000           890,767
General Electric Capital Corp.:
   6% Nts., 6/15/12                             1,500,000         1,495,653
   6.75% Nts., Series A, 3/15/32                3,000,000         2,956,143
General Motors Acceptance Corp.:
   6.75% Nts., 1/15/06                            680,000           706,534
   7% Auto Loan Nts., 2/1/12                      780,000           782,363
Goldman Sachs Group, Inc. (The),
   6.60% Sr. Unsec. Nts., 1/15/12                 320,000           326,528
Household Finance Corp.,
   7% Nts., 5/15/12                             1,700,000         1,693,377
J.P. Morgan Chase & Co.,
   6.625% Sub. Nts., 3/15/12                      315,000           324,529
MBNA America Bank NA,
   6.625% Nts., 6/15/12                           500,000           503,288
Morgan Stanley, 6.60% Nts., 4/1/12                430,000           438,990
NiSource Finance Corp., 7.875%
   Sr. Unsec. Nts., 11/15/10                      315,000           326,050
PHH Corp., 8.125% Nts., 2/3/03                  4,000,000         4,055,676
Prudential Holdings LLC, 8.695%
   Bonds, Series C, 12/18/23(5)                   490,000           533,278
Simon DeBartolo Group LP,
   6.875% Unsec. Nts., 11/15/06                 1,900,000         1,989,509




                                                PRINCIPAL      MARKET VALUE
                                                   AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------
Stilwell Financial, Inc., 7% Nts.,
   11/1/06                                     $3,000,000      $  3,026,640
                                                               --------------
                                                                 25,659,418
-----------------------------------------------------------------------------
INSURANCE--1.8%
AXA GROUP, 8.60% UNSEC.
   Sub. Nts., 12/15/30                          1,800,000         2,069,122
Farmers Insurance Exchange,
   8.625% Nts., 5/1/24(5)                       1,100,000           976,152
Metropolitan Life Global
   Funding I, 4.75% Nts., 6/20/07(5)              650,000           647,010
Nationwide CSN Trust, 9.875%
   Sec. Nts., 2/15/25(5)                        2,000,000         2,099,622
Nationwide Financial Services, Inc.,
   5.90% Nts., 7/1/12                             115,000           114,089
Prudential Insurance Co. of
   America, 8.30% Nts., 7/1/25(5)                 700,000           770,771
                                                               --------------
                                                                  6,676,766
-----------------------------------------------------------------------------
REAL ESTATE--0.5%
Felcor Suites LP, 7.375% Sr. Nts.,
   10/1/04(2)                                   2,000,000         1,977,500
-----------------------------------------------------------------------------
HEALTH CARE--0.2%
-----------------------------------------------------------------------------
PHARMACEUTICALS--0.2%
Bristol-Myers Squibb Co.,
   5.75% Nts., 10/1/11                            780,000           777,435
-----------------------------------------------------------------------------
INDUSTRIALS--1.5%
-----------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.5%
Waste Management, Inc.,
   7.75% Bonds, 5/15/32(5)                      1,930,000         1,942,175
-----------------------------------------------------------------------------
ROAD & RAIL--0.7%
Burlington Northern Santa Fe
   Corp., 5.90% Sr. Nts., 7/1/12                  320,000           316,304
Union Pacific Corp., 7.60% Unsec.
   Nts., 5/1/05                                 2,000,000         2,175,928
                                                               --------------
                                                                  2,492,232
-----------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.3%
Hertz Corp. (The), 7.625% Sr. Nts.,
   6/1/12                                       1,200,000         1,185,132
-----------------------------------------------------------------------------
MATERIALS--3.2%
-----------------------------------------------------------------------------
CONTAINERS & PACKAGING--1.2%
Owens-Illinois, Inc., 7.15% Sr. Nts.,
   5/15/05(6)                                   5,000,000         4,675,000
-----------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--2.0%
Donohue Forest Products, Inc.,
   7.625% Gtd. Sr. Nts., 5/15/07                2,500,000         2,570,952
Fort James Corp., 6.875% Sr. Nts.,
   9/15/07                                      5,000,000         4,745,200
                                                               --------------
                                                                  7,316,152




7  TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS  Unaudited / Continued


                                                PRINCIPAL      MARKET VALUE
                                                   AMOUNT        SEE NOTE 1
-----------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.2%
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--1.2%
AT&T Corp.:
   5.625% Nts., 3/15/04                        $2,000,000      $  1,840,862
   8% Sr. Nts., 11/15/31(5)                     2,290,000         1,802,521
AT&T Wireless Services, Inc.,
   7.50% Sr. Unsec. Nts., 5/1/07                  900,000           774,897
                                                               --------------
                                                                  4,418,280
-----------------------------------------------------------------------------
UTILITIES--3.9%
-----------------------------------------------------------------------------
ELECTRIC UTILITIES--2.6%
Cleveland Electric Illumination, Inc.,
   6.86% First Mtg. Nts., 10/1/08               4,000,000         4,121,340
El Paso Electric Co., 8.25% First
   Mtg. Bonds, Series C, 2/1/03                 3,278,000         3,353,522
PSEG Power LLC, 8.625% Sr. Unsec.
   Nts., 4/15/31                                  170,000           188,280
Teco Energy, Inc., 7.20% Unsec.
   Unsub. Nts., 5/1/11                          1,900,000         2,014,868
                                                               --------------
                                                                  9,678,010
-----------------------------------------------------------------------------
GAS UTILITIES--1.3%
Columbia Gas System, Inc., 6.80%
   Nts., Series C, 11/28/05                     2,000,000         2,041,032
TransCanada PipeLines Ltd.,
   9.875% Debs., 1/1/21                         2,250,000         2,835,592
                                                               --------------
                                                                  4,876,624
                                                               --------------
Total Non-Convertible Corporate
   Bonds and Notes (Cost $92,698,461)                            91,970,420

=============================================================================
SHORT-TERM NOTES--0.2%
Federal Home Loan Bank,
   1.67%, 7/1/02 (Cost $800,000)                  800,000           800,000

=============================================================================
REPURCHASE AGREEMENTS--4.4%
Repurchase agreement with Zion
   Bank/Capital Markets Group,
   1.87%, dated 6/28/02, to be
   repurchased at $16,307,541 on
   7/1/02, collateralized by U.S. Treasury
   Nts., 6.50%, 10/15/06, with a value
   of $16,206,317 and U.S. Treasury
   Bills, 9/5/02, with a value of
   $451,831 (Cost $16,305,000)                 16,305,000        16,305,000




                                                               MARKET VALUE
                                                                 SEE NOTE 1
-----------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
   (COST $417,512,401)                               99.9%     $371,905,300
-----------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                       0.1           275,190
                                                    -------------------------
NET ASSETS                                          100.0%     $372,180,490
                                                    =========================



FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid--See Note 6 of Notes to Financial Statements.
3. Represents the current interest rate for a variable or increasing rate security.
4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $13,886,461 or 3.73% of the Portfolio's net assets as of June 30, 2002.
6. Securities with an aggregate market value of $2,805,000 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




8  TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES  Unaudited


June 30, 2002
==========================================================================================================================
ASSETS
Investments, at value (cost $417,512,401)-- see accompanying statement                                      $ 371,905,300
--------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                                4,606,763
Interest, dividends and principal paydowns                                                                      2,358,531
Shares of capital stock sold                                                                                        2,164
Other                                                                                                               2,765
                                                                                                            --------------
Total assets                                                                                                  378,875,523

==========================================================================================================================
LIABILITIES
Bank overdraft                                                                                                      4,810
--------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                           6,091,697
Shares of capital stock redeemed                                                                                  564,002
Daily variation on futures contracts                                                                                5,031
Shareholder reports                                                                                                 1,875
Transfer and shareholder servicing agent fees                                                                       1,511
Directors' compensation                                                                                             1,251
Other                                                                                                              24,856
                                                                                                            --------------
Total liabilities                                                                                               6,695,033

==========================================================================================================================
NET ASSETS                                                                                                  $ 372,180,490
                                                                                                            ==============

==========================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of capital stock                                                                        $     325,759
--------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                    524,434,710
--------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                             5,216,357
--------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                     (112,256,920)
--------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                                                    (45,539,416)
                                                                                                            --------------
NET ASSETS--applicable to 325,758,596 shares of capital stock outstanding                                   $ 372,180,490
                                                                                                            ==============

==========================================================================================================================
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                                            $1.14
                                                                                                                    ======



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




9  TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS  Unaudited


For the Six Months Ended June 30, 2002
==========================================================================================================================
INVESTMENT INCOME
Interest                                                                                                     $  4,215,466
--------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $20,352)                                                         2,390,359
                                                                                                             -------------
Total investment income                                                                                         6,605,825

==========================================================================================================================
EXPENSES
Management fees                                                                                                 1,290,819
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                         7,892
--------------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                             7,500
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                       6,495
--------------------------------------------------------------------------------------------------------------------------
Directors' compensation                                                                                             4,214
--------------------------------------------------------------------------------------------------------------------------
Other                                                                                                              15,436
                                                                                                             -------------
Total expenses                                                                                                  1,332,356
Less reduction to custodian expenses                                                                                 (549)
                                                                                                             -------------
Net expenses                                                                                                    1,331,807

==========================================================================================================================
NET INVESTMENT INCOME                                                                                           5,274,018

==========================================================================================================================
REALIZED AND UNREALIZED LOSS
Net realized loss on:
Investments                                                                                                   (24,500,846)
Closing of futures contracts                                                                                     (148,043)
                                                                                                             -------------
Net realized loss                                                                                             (24,648,889)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                          (15,626,472)
                                                                                                             -------------
Net realized and unrealized loss                                                                              (40,275,361)

==========================================================================================================================
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $(35,001,343)
                                                                                                             =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




10  TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                               Six Months            Year
                                                                                                    Ended           Ended
                                                                                            June 30, 2002    December 31,
                                                                                              (Unaudited)            2001
==========================================================================================================================
OPERATIONS
Net investment income                                                                        $  5,274,018    $ 11,849,610
--------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                             (24,648,889)    (49,479,431)
--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation                                                         (15,626,472)     (5,070,834)
                                                                                             -----------------------------
Net decrease in net assets resulting from operations                                          (35,001,343)    (42,700,655)

==========================================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                          (13,188,688)    (23,459,957)

==========================================================================================================================
CAPITAL STOCK TRANSACTIONS
Net decrease in net assets resulting from capital stock transactions                          (25,870,890)    (93,718,070)

==========================================================================================================================
NET ASSETS
Total decrease                                                                                (74,060,921)   (159,878,682)
--------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           446,241,411     606,120,093
--------------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $5,216,357 and $13,131,027, respectively)                                          $372,180,490    $446,241,411
                                                                                             =============================



See accompanying Notes to Financial Statements.




11  TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS


                                            SIX MONTHS                                                                  YEAR
                                                 ENDED                                                                 ENDED
                                         JUNE 30, 2002                                                          DECEMBER 31,
                                           (UNAUDITED)          2001          2000          1999          1998          1997
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period            $ 1.29        $ 1.45        $ 1.75        $ 1.91        $ 2.00        $ 1.91
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .02           .04           .07           .07           .06           .07
Net realized and unrealized gain (loss)           (.13)         (.14 )        (.10)         (.10)          .14           .25
                                               ------------------------------------------------------------------------------
Total from investment operations                  (.11)         (.10)         (.03)         (.03)          .20           .32
-----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income              (.04)         (.06)         (.08)         (.06)         (.07)         (.07)
Distributions from net realized gain                --            --          (.19)         (.07)         (.22)         (.16)
                                               ------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                   (.04)         (.06)         (.27)         (.13)         (.29)         (.23)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $1.14         $1.29         $1.45         $1.75         $1.91         $2.00
                                               ==============================================================================

=============================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(1)              (8.85)%       (6.94)%       (2.51)%       (1.54)%       10.90%        18.81%

=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)           $372          $446          $606        $1,074        $1,344        $1,279
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                  $416          $509          $791        $1,230        $1,299        $1,208
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                             2.56%         2.33%         2.97%         3.27%         3.30%         3.57%
Expenses                                          0.65%         0.65%         0.61%         0.55%         0.55%(3)      0.55%(3)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             69%          108%          123%          113%           93%          104%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.




See accompanying Notes to Financial Statements.




12  TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Unaudited


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Total Return Portfolio (the Portfolio) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Portfolio are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor.

   The following is a summary of significant accounting policies consistently followed by the Portfolio.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Directors, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Directors. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated entities managed by OFI, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Portfolio intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.

   As of June 30, 2002, the Portfolio had available for federal income tax purposes an estimated unused capital loss carryforward of $112,256,891. This estimated capital loss carryforward represents carryforward as of the




13  TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES continued end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.

As of December 31, 2001, the Portfolio had available for federal income tax purposes unused capital loss carryforwards as follows:

           Expiring
           --------------------------------
              2008              $18,461,536
              2009               62,949,621
                                -----------
             Total              $81,411,157
                                ===========


--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. SHARES OF CAPITAL STOCK
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                                        SIX MONTHS ENDED JUNE 30, 2002       YEAR ENDED DECEMBER 31, 2001
                                                              SHARES            AMOUNT           SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold                                                       3,844,633      $  4,750,010        8,835,947     $  11,692,900
Dividends and/or distributions reinvested                 10,550,950        13,188,688       18,186,012        23,459,957
Redeemed                                                 (35,867,005)      (43,809,588)     (96,915,489)     (128,870,927)
                                                         -----------------------------------------------------------------
Net decrease                                             (21,471,422)     $(25,870,890)     (69,893,530)    $ (93,718,070)
                                                         =================================================================




14  TOTAL RETURN PORTFOLIO

================================================================================
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended June 30, 2002, were $280,171,699 and $324,729,708, respectively.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Portfolio. The annual fees are 0.625% of the first $600 million of average daily net assets of the Portfolio, and 0.45% of average daily net assets in excess of $600 million. The Portfolio's management fee for the six months ended June 30, 2002 was an annualized rate of 0.625%.

--------------------------------------------------------------------------------
ACCOUNTING FEES. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a $19.75 per account fee. Additionally, portfolios offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.

   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of the portfolios. This undertaking may be amended or withdrawn at any time.

================================================================================
5. FUTURES CONTRACTS
A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Portfolio may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Portfolio may also buy or write put or call options on these futures contracts.

   The Portfolio generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Portfolio may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

   Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

   Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.




15  TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued


================================================================================
5. FUTURES CONTRACTS Continued
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of June 30, 2002, the Portfolio had outstanding futures contracts as follows:

                                                                                                         UNREALIZED
                                             EXPIRATION         NUMBER OF       VALUATION AS OF        APPRECIATION
CONTRACT DESCRIPTION                              DATES         CONTRACTS         JUNE 30, 2002      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
90-Day Euro                                    12/16/02                10            $2,443,250           $    (500)
90-Day Euro                                     3/17/03                51            12,398,738              72,638
U.S. Long Bonds                                 9/19/02                49             5,036,281               9,188
                                                                                                          ----------
                                                                                                             81,326
                                                                                                          ----------
CONTRACTS TO SELL
U.S. Treasury Nts., 10 yr.                      9/19/02                 9               965,109             (13,641)
                                                                                                          ----------
                                                                                                          $  67,685
                                                                                                          ==========


================================================================================
6. ILLIQUID SECURITIES
As of June 30, 2002, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Portfolio intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30, 2002 was $7,973,722, which represents 2.14% of the Portfolio's net assets.




16  TOTAL RETURN PORTFOLIO

SHAREHOLDER MEETING  Unaudited

On June 10, 2002, a shareholder meeting was held at which all of the nominated Directors were elected and all proposals were approved by shareholders as described in the Company's proxy statement for that meeting. The following is a report of the votes cast:

PROPOSAL NO. 1

NOMINEE                                    FOR               WITHHELD                   TOTAL
---------------------------------------------------------------------------------------------
James C. Swain                 554,453,294.637         23,822,865.769         578,276,160.406
John V. Murphy                 555,411,186.743         22,864,973.663         578,276,160.406
William L. Armstrong           554,656,590.095         23,619,570.311         578,276,160.406
Robert G. Avis                 554,199,464.856         24,076,695.550         578,276,160.406
George C. Bowen                555,097,620.087         23,178,540.319         578,276,160.406
Edward L. Cameron              555,692,201.900         22,583,958.506         578,276,160.406
Jon S. Fossel                  555,363,483.510         22,912,676.896         578,276,160.406
Sam Freedman                   555,098,773.718         23,177,386.688         578,276,160.406
F. William Marshall, Jr.       555,644,454.928         22,631,705.478         578,276,160.406


PROPOSAL NO. 2

Approval of the elimination of certain fundamental investment policies of the
Portfolios:


                              FOR                  AGAINST                          ABSTAIN                              TOTAL
-------------------------------------------------------------------------------------------------------------------------------
(a) Amendment of the fundamental investment policy with respect to issuing senior securities:
                  302,466,904.873           10,165,650.138                   22,810,997.803                    335,443,552.814
(b) Amendment of the fundamental investment policy with respect to industry concentration:
                  300,087,625.349           11,776,677.313                   23,579,250.152                    335,443,552.814
(c) Elimination of the fundamental investment policy with respect to investing in a company for the purpose of acquiring control:
                  292,533,377.268           16,334,085.305                   26,576,090.245                    335,443,552.818
(d) Elimination of the fundamental investment policy with respect to investing in other investment companies:
                  296,676,577.854           16,334,613.309                   22,432,361.649                    335,443,552.812
(e) Amendment of the fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs, real estate and commodities:
                  298,507,489.832           12,895,124.494                   24,040,938.489                    335,443,552.815
(f) Elimination of the fundamental investment policy with respect to purchasing securities on margin and making short sales:
                  288,216,345.022           22,071,586.354                   25,155,621.442                    335,443,552.818
(g) Elimination of the fundamental investment policy with respect to writing, purchasing or selling puts, calls or combinations thereof:
                  289,623,561.017           21,083,908.231                   24,736,083.567                    335,443,552.815




17  TOTAL RETURN PORTFOLIO

SHAREHOLDER MEETING  Unaudited / Continued


(h) Elimination of the fundamental investment policy with respect to investing in securities of foreign issuers:
                  292,497,272.573           20,256,296.575                   22,689,983.669                    335,443,552.817
(i) Amendment of the fundamental investment policy with respect to borrowing:
                  290,811,993.118           18,203,247.905                   26,428,311.794                    335,443,552.817
(j) Elimination of the fundamental investment policy with respect to pledging, mortgaging or hypothecating assets:
                  288,930,966.312           17,769,967.787                   28,742,618.715                    335,443,552.814
(k) Amendment of the fundamental investment policy with respect to lending:
                  289,884,455.938           18,275,447.332                   27,283,649.547                    335,443,552.817
(l) Amendment of the fundamental investment policy with respect to diversification:
                  300,268,623.367           11,483,301.057                   23,691,628.391                    335,443,552.815





18  TOTAL RETURN PORTFOLIO

TOTAL RETURN PORTFOLIO


A SERIES OF PANORAMA SERIES FUND, INC.
================================================================================
DIRECTORS AND OFFICERS  James C. Swain, Director, CEO and Chairman of the Board
                        John V. Murphy, President and Director
                        William L. Armstrong, Director
                        Robert G. Avis, Director
                        George C. Bowen, Director
                        Edward L. Cameron, Director
                        Jon S. Fossel, Director
                        Sam Freedman, Director
                        Beverly L. Hamilton, Director
                        Robert J. Malone, Director
                        F. William Marshall, Jr., Director
                        Patrick Bisbey, Vice President
                        Angelo Manioudakis, Vice President
                        Robert G. Zack, Vice President and Secretary
                        Brian W. Wixted, Treasurer
                        Katherine P. Feld, Assistant Secretary
                        Kathleen T. Ives, Assistant Secretary
                        Denis R. Molleur, Assistant Secretary

================================================================================
INVESTMENT ADVISOR      OppenheimerFunds, Inc.

================================================================================
DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AGENT          OppenheimerFunds Services

================================================================================
INDEPENDENT AUDITORS    Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL           Myer, Swanson, Adams & Wolf, P.C.

                        The financial statements included herein have been taken from the records of the Portfolio without examination of those records by the independent auditors.

                        For more complete information on Total Return Portfolio, please refer to the Prospectus. To obtain a copy or for information on how to obtain a separate account prospectus, call OppenheimerFunds, Inc. at 1.800.981.2871.




19  TOTAL RETURN PORTFOLIO

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